Exhibit 10.11

EXECUTION VERSION

FIRST AMENDMENT

FIRST AMENDMENT, dated as of November 17, 2011 (this “Amendment”), to the Credit Agreement, dated as of October 20, 2011 (as further amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Marriott Vacations Worldwide Corporation, a Delaware corporation (“MVWC”), Marriott Ownership Resorts, Inc., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time party thereto (the “Lenders”), Bank of America, N.A. and Deutsche Bank Securities Inc., as co-documentation agents, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Deutsche Bank Securities Inc. as co-syndication agents and JPMorgan Chase Bank, N.A., as administrative agent.

W I T N E S S E T H

WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make certain loans and other extensions of credit to the Borrower;

WHEREAS, the Borrower has further requested that the Credit Agreement be amended as set forth herein; and

WHEREAS, the Required Lenders are willing to agree to this Amendment on the terms set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:

SECTION 1. Capitalized Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

SECTION 2. Amendments. The Credit Agreement shall be amended as of the Amendment Effective Date (as defined below) as set forth below.

(a) Amendments to the Table of Contents. The Table of Contents of the Credit Agreement is hereby amended as follows:

(i) by adding “N Form of Notice of Borrowing” immediately after “M Form of Ritz-Carlton Comfort Letter”; and

(ii) by attaching the Form of Notice of Borrowing attached hereto as Annex I as Exhibit N to the Credit Agreement.

(b) Amendments to Section 1.1 (Defined Terms). Section 1.1 of the Credit Agreement is hereby amended as follows:

(i) by inserting the following definitions in proper alphabetical order:

“First Amendment” means the First Amendment to this Agreement dated November 17, 2011.

“Notice of Borrowing” means a Notice of Borrowing, substantially in the form for Exhibit N.”

(ii) by amending the definition of “Interest Period” by replacing “notice of borrowing” in the third line thereof with “Notice of Borrowing, substantially in the form of Exhibit N,”;

(iii) by amending the definition of “Loan Documents” by adding “the First Amendment,” immediately after “this Agreement,” in the first line thereof.

(c) Amendments to Section 2.2 (Procedure for Borrowing). Section 2.2 of the Credit Agreement is hereby amended as follows:

(i) by adding “by delivering a Notice of Borrowing” immediately after “notice” in the second line thereof.

(d) Amendment to Section 5.1 (Conditions to Initial Extension of Credit). Section 5.1 of the Credit Agreement is hereby amended as follows:

(i) by adding the following sentence after Section 5.1(a): “Notwithstanding the foregoing, each Subsidiary Guarantor organized or incorporated in the US Virgin Islands shall not be obligated to comply with this Section 5.1(a) as a condition of the initial extension of credit, provided that the Borrower covenants and agrees to cause each such Subsidiary Guarantor to comply with this Section 5.1(a) (and its obligations under the Guarantee and Collateral Agreement as a Subsidiary Guarantor) within 30 days after the Closing Date.”;

(ii) by adding the following sentence after Section 5.1(k)(v): “Notwithstanding the foregoing, the Borrower shall not be obligated to comply with this Section 5.1(k) as a condition of the initial extension of credit with respect to any Mortgaged Properties that are not Time Share Interests or In-Process Property, provided that the Borrower covenants and agrees with respect to any such Mortgaged Properties that the Borrower shall have complied with this Section 5.1(k) (and the Administrative Agent shall have received a Mortgage and associated deliverables required to be delivered pursuant to Section 5.1(k)(i) through (v) with respect to each related land parcel or interest therein) within 60 days after the Closing Date.”;

(iii) by amending Section 5.1(k)(ii) by inserting the following at the end of clause (A) thereof: “, provided, however, that in no event shall maps or plats of an as-built survey be required to be furnished to the Administrative Agent or the title insurance company for non-resort or non-inventory Mortgaged Property having a tax assessment value of $500,000 or less”.

(e) Amendments to Section 7.4 (Liens). Section 7.4 of the Credit Agreement is hereby amended as follows:

(i) by amending Section 7.4(d) by inserting “pledges or” immediately before “deposits”, in the first line thereof; and

(ii) by adding “, credit card merchant agreements and bank cash account management agreements” immediately after “performance bonds”, in the second line of Section 7.4(d).

(f) Amendments to Section 10.5 (Payment of Expenses and Taxes). Section 10.5 of the Credit Agreement is hereby amended as follows:

(i) by amending Section 10.5(c) and (d) by inserting “, Issuing Lender” immediately after “Lender”, in the first line thereof.

(g) Amendment to Exhibit A (Form of Guarantee and Collateral Agreement). Exhibit A of the Credit Agreement is hereby amended as follows:

(i) by deleting section 4.2 in its entirety and replacing it with the following:

“4.2 Perfected First Priority Liens

The security interests granted pursuant to this Agreement (a) upon completion of the filings and other actions specified on Schedule 3 (which, in the case of all filings and other documents referred to on said Schedule, have been delivered to the Administrative Agent in completed and duly executed form, as applicable) will constitute valid perfected security interests in (i) all of the Collateral and the Proceeds thereof in which a security interest can be perfected by the filing of a UCC-1 financing statement, (ii) the Intellectual Property of the Loan Parties listed in Schedule 6, (iii) the Pledged Stock listed in Schedule 2 , and (iv) the deposit accounts established by the Borrower pursuant to Section 6.11(a) of the Credit Agreement, in favor of the Administrative Agent, for the benefit of the Secured Parties, as collateral security for such Grantor’s Obligations, enforceable in accordance with the terms hereof against all creditors of such Grantor and any Persons purporting to purchase any such Collateral from such Grantor (except, with respect to purchasers, to the extent provided otherwise under applicable law) and (b) are prior to all other Liens on the Collateral in existence on the date hereof except Liens permitted pursuant to Section 7.4 of the Credit Agreement.”

SECTION 3. Conditions to Effectiveness of Amendment. This Amendment shall become effective on the date on which the following conditions precedent have been satisfied or waived (the “Amendment Effective Date”):

(a) The Administrative Agent shall have received a counterpart of this Amendment, executed and delivered by a duly authorized officer of each of (i) the Borrower and MVWC and (ii) the Required Lenders.

SECTION 4. Representations and Warranties. Each of the Borrower and MVWC hereby represents and warrants that (a) each of the representations and warranties contained in Section IV of the Credit Agreement are, after giving effect to this Amendment, true and correct in all material respects as if made on and as of the Amendment Effective Date (unless such representations and warranties are stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); provided, that each reference to the Credit Agreement therein shall be deemed to be a reference to the Credit Agreement after giving effect to this Amendment and (b) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

SECTION 5. Effects on Credit Documents. (a) Except as specifically amended herein, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents.

SECTION 6. Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with the preparation and delivery of this Amendment, and any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of legal counsel.

SECTION 7. GOVERNING LAW; WAIVER OF JURY TRIAL. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY AGREES AS SET FORTH FURTHER IN SECTION 10.16 OF THE CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

SECTION 8. Amendments; Execution in Counterparts. (a) This Amendment shall not constitute an amendment of any other provision of the Credit Agreement not referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Loan Parties that would require a waiver or consent of the Required Lenders or the Administrative Agent. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

(b) This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Borrower, MVWC, the Administrative Agent and the Required Lenders. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, including by means of facsimile or electronic transmission, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

[Remainder of page intentionally left blank]

EXECUTION VERSION

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

MARRIOTT VACATIONS WORLDWIDE CORPORATION

By:	/s/ Joseph Bramuchi
Name: Joseph Bramuchi
Title: Vice President and Treasurer

[First Amendment Signature Page]

MARRIOTT OWNERSHIP RESORTS, INC.

By:	/s/ Joseph Bramuchi
Name: Joseph Bramuchi
Title: Vice President and Treasurer

[First Amendment Signature Page]

JPMORGAN CHASE BANK, N.A., as Administrative Agent and Lender

By:	/s/ Donald Shokrian
Name: Donald Shokrian
Title: Managing Director

[First Amendment Signature Page]

BANK OF AMERICA, as Lender

By:	/s/ Lesa J. Butler
Name: Lesa J. Butler
Title: Senior Vice President

[First Amendment Signature Page]

DEUTSCHE BANK AG NEW YORK BRANCH, as Lender

By:	/s/ Mary Kay Cole
Name: Mary Kay Cole
Title: Managing Director

By:	/s/ Omayra Laucella
Name: Omayra Laucella
Title: Vice President

[First Amendment Signature Page]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Lender

By:	/s/ Bill O’Daly
Name: Bill O’Daly
Title: Director

By:	/s/ Vipul Dhadda
Name: Vipul Dhadda
Title: Associate

[First Amendment Signature Page]

FIRST HAWAIIAN BANK, as Lender

By:	/s/ Jon T. Fukagawa
Name: Jon T. Fukagawa
Title: Vice President

[First Amendment Signature Page]

THE ROYAL BANK OF SCOTLAND, as Lender

By:	/s/ Timothy J. McNaught
Name: Timothy J. McNaught
Title: Managing Director

[First Amendment Signature Page]

SUNTRUST BANK, as Lender

By:	/s/ David Fournier
Name: David Fournier
Title: Vice President

[First Amendment Signature Page]

US BANK, NATIONAL ASSOCIATION, as Lender

By:	/s/ Stephen L. Sawyer
Name: Stephen L. Sawyer
Title: Vice President

[First Amendment Signature Page]

WELLS FARGO CAPITAL FINANCE, LLC, as Lender

By:	/s/ William R. Doolittle
Name: William R. Doolittle
Title: Vice President

[First Amendment Signature Page]

Annex I

EXHIBIT N

FORM OF NOTICE OF BORROWING

JPMORGAN CHASE BANK, N.A.

        as Administrative Agent under the

        Credit Agreement referred to below

                 , 20

Attention:

Re: Marriott Ownership Resorts, Inc.

Reference is made to the Credit Agreement, dated as of October 20, 2011 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Marriott Vacations Worldwide Corporation (“MVWC”), Marriott Ownership Resorts, Inc. (the “Borrower”), the Lenders party thereto, the Documentation Agents and Syndication Agents named therein and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”). Capitalized terms used herein without definition are used as defined in the Credit Agreement.

The Borrower hereby gives you irrevocable notice, pursuant to Section 2.2 of the Credit Agreement of its request of a borrowing (the “Proposed Borrowing”) under the Credit Agreement and, in that connection, sets forth the following information:

A. The date of the Proposed Borrowing is             ,         (the “Funding Date”).

B. The aggregate principal amount of the Proposed Borrowing of revolving loans is1 $            , of which $             consists of ABR Loans and $             consists of Eurodollar Loans having an initial Interest Period of              months [ and              months]2.

C. Location and number of Borrower’s account to which proceeds of the Proposed Borrowing are to be disbursed:

The Borrower hereby certifies that the following statements are true on the date hereof, both before and after giving effect to the Proposed Borrowing and any other Loan to be made or Letter of Credit to be issued on or before the Funding Date:

(i) the representations and warranties made by any Loan Party set forth in Section 4 of the Credit Agreement and elsewhere in the Loan Documents are true and correct in all material

[1]	Must comply with minimum amounts in Credit Agreement pursuant to Section 2.2.

[2]	For multiple Eurodollar Tranches

respects on and as of such Funding Date except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct on and as of such date; and

(ii) no Default or Event of Default has occurred or is continuing after giving effect to the Proposed Borrowing.

MARRIOTT OWNERSHIP RESORTS, INC.

By:
Name:
Title: